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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 18, 2005

                             CATHAY GENERAL BANCORP
             (Exact name of registrant as specified in its charter)

               Delaware                  0-18630           95-4274680
    (State or other jurisdiction of    (Commission       (IRS Employer
            incorporation)             File Number)     Identification No.)

                777 North Broadway, Los Angeles, California 90012
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (213) 625-4700

                                 Not Applicable

          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS

     On March 18, 2005, Cathay General Bancorp announced that its Board of Directors has approved the repurchase of up to an aggregate of one million shares of its common stock following completion of its current stock buyback authorization. Information about this new repurchase authorization and the company's current stock buyback authorization is set forth in a press release dated March 18, 2005. That press release is attached hereto as Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     99.1   Press Release of Cathay General Bancorp dated March 18, 2005.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 18, 2005

                                             CATHAY GENERAL BANCORP


                                             By:  /s/  Heng W. Chen
                                                  ------------------------------
                                                  Heng W. Chen
                                                  Executive Vice President and
                                                  Chief Financial Officer

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                                  EXHIBIT INDEX

Number    Exhibit
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99.1      Press Release of Cathay General Bancorp dated March 18, 2005.